Exhibit 99.1

CONTANGO ANNOUNCES SIGNING OF AGREEMENT TO ACQUIRE WIND RIVER BASIN ASSETS

FORT WORTH, Texas, July 8, 2021 – Contango Oil & Gas Company (NYSE American: MCF) (“Contango” or the “Company”) announced today that it has entered into an agreement to acquire low decline, conventional gas assets in the Wind River Basin of Wyoming from ConocoPhillips.

HIGHLIGHTS

•	Acquisition of PDP heavy reserves for $67 million in cash, representing a discount to the proved producing reserve value of the asset

•	Net production run rate of approximately 78 Mmcfe/d (~100% gas) as of July 1, 2021

•	Expected to increase Contango’s run rate production by approximately 57% in Q3 of 2021

•	Expected production decline of approximately 5% per year over the next 5 years

•	Significant potential for upside via Contango’s track record of optimizing cash flow and reserves on acquired assets

TRANSACTION DETAILS

The purchase and sale agreement provides that Contango will acquire approximately 446 Bcfe(1) of PDP reserves (unaudited) for a total purchase price of $67 million in cash, subject to customary purchase price adjustments, with a June 1, 2021 effective date. Closing of the transaction is expected to occur in the third quarter of 2021, subject to the satisfaction of certain closing conditions, including those set forth in the purchase and sale agreement.

The company intends to fund the purchase price with cash on hand and availability under its existing revolving credit facility.

(1)	Effective date of June 1, 2021. Ran at June 21, 2021 strip pricing.

MANAGEMENT COMMENTARY

Wilkie S. Colyer, Contango’s Chief Executive Officer, said “The acquisition of these Wind River Basin assets is yet another step in our consolidation strategy and an excellent fit to our asset profile. This is a huge, conventional gas field with low decline, purchased at an attractive valuation. We are intimately familiar with the area via assets acquired in the MCEP and Silvertip transactions, and we have the right team to maximize the value of these mature, low decline, and conventional properties. Our previously announced merger with Independence was designed to accelerate our acquisition pace rather than slow it down, and this transaction is a perfect example of that. We look forward to closing this transaction and continuing ConocoPhillips’ excellent stewardship of these assets.”

ADVISORS

Lazard is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Contango.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be offering or solicitation material in respect of the proposed merger between Contango and Independence Energy, LLC (“Independence” and such merger, the “Proposed Merger”). The Proposed Merger will be submitted to the stockholders of Contango for their consideration. In connection with the Proposed Merger, Contango and IE PubCo Inc., a Delaware corporation (“New PubCo”) intend to file (1) a preliminary proxy statement/prospectus (the “Proxy Statement/Prospectus”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company Stockholder Approval (as defined in the transaction agreement for the Proposed Merger) and (2) a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Proxy Statement/Prospectus will be included as a prospectus of New PubCo. New PubCo and the Company also intend to file other relevant documents with the SEC regarding the Proposed Merger. After the Form S-4 is declared effective by the SEC, the definitive Proxy Statement/Prospectus will be mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge by directing a request to the Company’s Investor Relations Department at investorrelations@contango.com.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

The Company, Independence and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Proposed Merger. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, filed with the SEC on April 30, 2021 and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 10, 2021. Information regarding Independence’s directors and executive officers will be made available in the Proxy Statement/Prospectus that New PubCo will file with the SEC. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the Proposed Merger to be filed with the SEC when they become available. Stockholders, potential investors and other readers should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “goal” and similar expressions identify forward-looking statements and express our expectations about future events. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These include statements related to the Proposed Merger and other statements made under the headings “Highlights” and “Management Commentary,” regarding the projected production run rate, estimated production decline, consolidation strategies, and other anticipated benefits related to and the timeline for an acquisition of the Wind River Basin assets. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to market conditions, industry conditions, the impact of COVID-19 pandemic, the consummation of the Wind River Basin asset acquisition, the diversion of management time on transaction-related issues with respect to the Proposed Merger, the effect of future regulatory or legislative actions on the Company, uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of development expenditures, actions by third parties (including investors and the seller), and other factors which could affect Contango’s operations or financial results, including those described in Contango’s Annual Report on Form 10-K and other reports on file with the SEC.

Many of these risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. We do not give any assurance (1) that we will achieve our expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Merger, the Wind River Basin asset acquisition or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning the Company, the Proposed Merger, the Wind River Basin asset acquisition or other matters and attributable to the Company or any person acting on its respective behalf are expressly qualified in their entirety by the cautionary statements above. We assume no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.